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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2001

CERUS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of jurisdiction)	0-21937 (Commission File No.)	68-0262011 (IRS Employer Identification No.)

2411 Stanwell Drive
Concord, California 94520
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (925) 288-6000

Item 5. Other Events

On August 17, 2001, Cerus Corporation, with its development partner, Baxter Healthcare Corporation, announced the results of Phase III clinical trials of the Intercept Plasma System and Intercept Platelet System. The press releases announcing the results of these clinical trials are filed herewith as Exhibits 99.1 and 99.2, respectively. The data and results from the plasma and platelet trials are filed as Exhibits 99.3 and 99.4, respectively.

Item 7. Exhibits

Exhibit 99.1	Press Release, dated August 17, 2001, entitled "Cerus and Baxter Report Primary Endpoint Met in U.S. Phase III Trial of the Intercept Plasma System".
Exhibit 99.2	Press Release, dated August 17, 2001, entitled "Cerus and Baxter Report Positive Phase III Results for the Intercept Platelet System".
Exhibit 99.3	Data and Results from the Phase III Intercept Plasma System Clinical Trial.
Exhibit 99.4	Data and Results from the U.S. Phase III Intercept Platelet System Clinical Trial.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION
Dated: August 17, 2001	By:	/s/ GREGORY W. SCHAFER
Gregory W. Schafer Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit 99.1	Press Release, dated August 17, 2001, entitled "Cerus and Baxter Report Primary Endpoint Met in U.S. Phase III Trial of the Intercept Plasma System".
Exhibit 99.2	Press Release, dated August 17, 2001, entitled "Cerus and Baxter Report Positive Phase III Results for the Intercept Platelet System".
Exhibit 99.3	Data and Results from the Phase III Intercept Plasma System Clinical Trial.
Exhibit 99.4	Data and Results from the U.S. Phase III Intercept Platelet System Clinical Trial.

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SIGNATURE
INDEX TO EXHIBITS